Exhibit 10.2
JOINDER AGREEMENT
THIS JOINDER IN SUBSIDIARY GUARANTY (this “Joinder”) is executed as of January 14, 2008, by GT Acquisition Sub, Inc., a Minnesota corporation (“Joining Party”), and delivered to Kallina Corporation, a Delaware corporation (“Kallina”), Valens Offshore SPV I, Ltd., a Cayman Islands company (“VOF1”), Valens Offshore SPV II, Corp., a Delaware corporation (“VOF2”), Valens U.S. SPV I, LLC, a Delaware limited liability company (“VUS”) and PSource Structured Debt Limited, a Guernsey closed-end limited liability company (“PSource”, and together with Kallina, VOF1, VOF2 and VUS, the “Purchasers”). Except as otherwise defined herein, terms used herein and defined in the Purchase Agreement (as defined below) shall be used herein as therein defined.
W I T N E S S E T H:
WHEREAS, Applied Digital Solutions, Inc., a Delaware corporation (the “Company”) and Kallina, have entered into a Securities Purchase Agreement, dated as of August 31, 2007 (as amended, modified or supplemented from time to time, the “Purchase Agreement”), providing for the issuance of the Note and certain other securities and the execution of the Related Agreements referred to in the Purchase Agreement; and
WHEREAS, the Purchase Agreement and the Related Agreements have subsequently been assigned in part to VOF1, VOF2, VUS and PSource; and
WHEREAS, the Joining Party is a direct or indirect Subsidiary of the Company and desires, or is required pursuant to the provisions of the Purchase Agreement, to become a Guarantor under the Subsidiary Guaranty.
NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Purchasers and hereby covenants and agrees with the Purchasers as follows:
NOW, THEREFORE, the Joining Party agrees as follows:
1. By this Joinder, the Joining Party becomes a Guarantor for all purposes under the Subsidiary Guaranty.
2. The Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Subsidiary Guaranty with respect to all Obligations (as defined in the Subsidiary Guaranty), and will be bound by all terms, conditions and duties applicable to a Guarantor under the Subsidiary Guaranty, the Purchase Agreement and the other Related Agreements. Without limitation of the foregoing, and in furtherance thereof, the Joining Party unconditionally and irrevocably, guarantees the due and punctual payment and performance of all Obligations (on the same basis as the other Guarantors under the Subsidiary Guaranty).
Joinder Agreement

3. Without limiting the foregoing, the Joining Party hereby makes and undertakes, each covenant, representation and warranty made by, each Guarantor pursuant to the Subsidiary Guaranty, and agrees to be bound by all covenants, agreements and obligations of a Guarantor, pursuant to the Subsidiary Guaranty, and all other Related Agreements to which it is or becomes a party.
4. Schedule A to the Stock Pledge Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex I.
5. This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, the Joining Party may not assign any of its rights, obligations or interest hereunder or under the Purchase Agreement or any other Related Agreement without the prior written consent of the Purchasers or as otherwise permitted by the Purchase Agreement or any Related Agreement. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.
6. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a “Related Agreement” for all purposes of the Purchase Agreement and the Related Agreements.
7. The effective date of this Joinder is January 14, 2008.
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Joinder Agreement

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.

GT Acquisition Sub, Inc.

		By:	/s/ Lorraine M. Breece

Name: Lorraine M. Breece
Title: CEO

ACKNOWLEDGED & AGREED:

KALLINA CORPORATION
By:	Laurus Capital Management, LLC
as investment manager

By:	/s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

VALENS U.S. SPV I, LLC
By:	Laurus Capital Management, LLC
as investment manager

By:	/s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

VALENS OFFSHORE SPV I, LTD.
By:	Laurus Capital Management, LLC
as investment manager

By:	/s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

VALENS OFFSHORE SPV II, CORP.
By:	Laurus Capital Management, LLC
as investment manager

By:	/s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED
By:	Laurus Capital Management, LLC
as investment manager

By:	/s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory
Joinder Agreement